UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

Gamida Cell Ltd.

(Exact name of registrant as specified in its Charter)

Israel	001-38716	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue,7th Floor
Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 892-9080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	GMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Departures

On March 15, 2023, Dr. Anat Cohen-Dayag submitted her resignation from the board of directors (the “Board”) of Gamida Cell Ltd. (the “Company”), which resignation was effective immediately. Dr. Cohen-Dayag was a member of the Board’s Nominating and Governance Committee and chairperson of the Board’s Science and Technology Committee.

On March 16, 2023, Dr. Naama Halevi Davidov submitted her resignation from the Board, which resignation was effective immediately. Dr. Halevi Davidov was a member of the Board’s Audit Committee.

On March 17, 2023, Mr. Robert Blum submitted his resignation from the Board, which resignation was effective immediately. Mr. Blum was chairperson of the Board, chairperson of the Board’s Nominating and Governance Committee, and a member of the Board’s Compliance Committee.

Appointment of Chairwoman of the Board

On March 20, 2023, the Board appointed Ms. Shawn Tomasello as chairwoman of the Board, effective immediately. The Board also appointed Ms. Tomasello to the Board’s Audit Committee, effective immediately.

Appointments to Board Committees

On March 20, 2023, the Board appointed Mr. Ken Moch and Dr. Ivan Borrello to the Board’s Nominating & Governance Committee, with Mr. Moch to serve as the chair of such committee. In addition, on March 20, 2023, the Board appointed Dr. Julian Adams to the Board’s Compliance Committee.

Item 7.01 Regulation FD Disclosure.

On March 20, 2023, the Company issued a press release entitled “Gamida Cell Announces Changes to Board of Directors.” The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gamida Cell Ltd.

Dated: March 20, 2023	By:	/s/ Josh Patterson
Josh Patterson
General Counsel

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